================================================================================

                           THE ALGER   |
                          RETIREMENT   |   MEETING THE CHALLENGE
                                FUND   |   OF INVESTING

                                  ALGER GROWTH
                              RETIREMENT PORTFOLIO

                                 ALGER SMALL CAP
                              RETIREMENT PORTFOLIO

                               ALGER MIDCAP GROWTH
                              RETIREMENT PORTFOLIO

                           ALGER CAPITAL APPRECIATION
                              RETIREMENT PORTFOLIO

                               ANNUAL  |
                               REPORT  |  OCTOBER 31, 1998

================================================================================

                                                               November 20, 1998

FELLOW SHAREHOLDERS:
THE YEAR IN REVIEW

      Following three years of euphoric gains, the U.S. stock market maintained its torrid pace during the first half of 1998, fueled by strong domestic demand, low inflation, stable interest rates, and a neutral monetary policy. The Dow Jones Industrial Average, which broke through the 9000 level for the first time in history during the month of April, continued its upward trend into the summer months, rising to an intra-day high of 9412 on July 17th. The third quarter, however, marked an abrupt reversal in the direction of the equity markets, with all major stock market indices posting double-digit losses for the quarter. During this period, the DJIA plunged to an intra-day low of 7379 on September 1st, representing a 22% drop from the high -- technically a bear market. Subsequently, it fluctuated wildly between 7400 and 8200, testing the lower part of the band six times. Recently, however, the market has come roaring back and is currently trading at levels close to the highs set back in July.

      What forces conspired to create this extreme volatility? We believe that the market is normally confronted by one overriding problem at a time - the "primary worry". For example, over the last several years the "primary worry" has been the Federal Reserve raising interest rates. This year, however, the market was confronted by several "primary worries", causing it to fluctuate wildly as deepening gloom about the global economy as well as political upheavals intensified the turbulence in the financial markets:

      1. Japan -- The Japanese economy was clearly in a severe recession and the banking system was very weak. Many banks had been allowed to continue in business despite being effectively insolvent. The new government was thought to be inept and slow to react. The fear was that if Japan sank further into the abyss, it would drag down the rest of Asia, possibly even forcing a devaluation in China and thus leading to a round of competitive devaluations.

      2. "Contagion" -- The financial crisis that began in Thailand in the summer of 1997 had infected other countries in Asia by the end of 1997. By the summer of 1998, it had spread to other parts of the world. For a while, it looked like Russia was going to devolve into political and economic chaos. Russia's stock market collapsed, its currency was devalued and the country defaulted on billions of dollars of debt. Furthermore, the Duma rejected Boris Yeltsin's choice for Prime Minister. The prospect of chaos in Russia had implications far beyond the economy as the wholesale selling of nuclear weapons was also a fear.

      Events in Russia caused the risk premium for all investments in emerging markets to rise dramatically and, as a result, there was a massive flight of capital from these markets. Investors targeted Brazil in particular, whose economy represents approximately 40% of the GDP of South America and is an important partner of the U.S. Moreover, Brazil was in the middle of an election. The fear developed that a collapse of Brazil would take down all of South America.

      3. Financial Market Instability -- The collapse of Long-Term Capital Management and other smaller hedge funds hit the banking system hard, causing substantial fear that the whole financial system was unstable.

      4. The Clinton/Lewinsky Matter -- This had an important negative effect on the market because it was perceived by foreigners as some form of coup d'etat. You may recall that on the day the Starr report was released, the market dropped 249 points.

      Against this background, the economy was clearly slowing, bringing into question the issue of third quarter earnings and raising the possibility of a recession in 1999. Investors, growing increasingly cautious, began to avoid risk and every type of security began to look risky, except for the ultimate safe haven -- U.S. Treasuries. The ensuing flight to quality drove the yield on the 30-year Treasury bond down to 4.70% by the start of October, and the spread between U.S. Treasuries and corporate bonds widened dramatically.

      Recently, however, the market has come back dramatically and we are optimistic that this upward trend will continue. The primary catalyst for the turnaround was the surprise move by the Federal

Reserve on October 15th to lower the Fed funds rate to 5% and the discount rate to 4.75%. This followed a 25 basis point cut of the Fed funds rate on September 29th, which the market had viewed as inadequate. This move on October 15th, coming between Federal Open-Market Committee meetings, was a very strong statement that the Fed would act to alleviate the credit crunch and fend off a possible recession. The decision by the Fed on November 17th to lower both the Fed funds rate and the discount rate by an additional 25 basis points should continue to drive the market.

      At the same time, the "primary worries" are abating:

      1. Japan -- The Obuchi government succeeded in passing banking reform legislation involving $500 billion of public money to shore up the "zombie" banks. This is a substantial positive and should, in time, help Japan's business and consumer confidence, perhaps leading to improved domestic spending and a healthier economy. More importantly, the prospect of a more stable Japan has taken some of the fear out of other Asian markets.

      2. "Contagion" -- Fears began to subside that the economic and financial turmoil was spreading around the world. The U.S. Congress approved additional funding for the IMF. President Cardoso won reelection in Brazil. In the wake of the elections, the Brazilian government proposed an austerity package, considered essential both for its long-term fiscal and economic stability and for receiving funding from the IMF. There will undoubtedly be some more nervous moments from now until the end of the year. The only good news from Russia has been that it has a government. The IMF has been unwilling to disburse any more funds due to the lack of a satisfactory economic plan, and Russia is still in talks with its creditors.

      3. Financial Market Instability -- The Long-Term Capital Management/hedge funds situation seems to have stabilized with no further rumors of major hedge fund problems. The Fed's willingness to safeguard the financial system has brought a great sense of relief to the market.

      4. The Clinton/Lewinsky Matter -- The election is now over and voters stated en masse that they were utterly unconcerned with the Monica Lewinsky matter. It seems therefore increasingly improbable that Clinton will be removed from office unless there is some new series of revelations. Consequently, we think it is unlikely that this matter will continue to affect the stock market in any profoundly negative way.

PORTFOLIO MATTERS

ALGER SMALL CAP RETIREMENT PORTFOLIO

      The Alger Small Cap Retirement Portfolio's total return for the year was -1.78% which, although negative, was extremely favorable compared to the benchmark return of -15.86% for the Russell 2000 Growth Index. Obviously, this was a particularly difficult period for small cap growth stocks as investors continued to place a high premium on liquidity and earnings predictability, causing large cap stocks to drive the market. The explosive growth potential and attractive relative valuations of smaller stocks were all but ignored by a risk-averse investment community. The Portfolio's ability to significantly outperform the benchmark return was not the result of increased or limited exposure to certain sectors, as every economic sector in the small cap discipline suffered, but rather the result of careful stock selection.

ALGER GROWTH RETIREMENT PORTFOLIO

      For the year ended October 31, 1998, the Alger Growth Retirement Portfolio's total return was 25.42% as compared to 21.99% for the S&P 500. During this volatile period, investors once again favored larger, more predictable stocks. Additionally, many of the market factors discussed previously contributed to an environment wherein stocks of certain sectors performed exceptionally well. In particular, the Portfolio's heavy exposure to health care, retailing and technology stocks enabled it to post strong double-digit returns. The strength in retailing was primarily attributable to high employment, high consumer confidence and falling interest rates, while the health care sector, including pharmaceuticals and medical devices, fared well in the face of a slowing economy. The technology sector was driven largely by internet companies, which emerged as a major force in 1998.

ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO

      For the year ended October 31, 1998, the Alger MidCap Growth Retirement Portfolio's performance exceeded that of the benchmark, returning 11.50% as compared to 6.71% for the S&P MidCap 400 Index. The Portfolio's industry exposure was similar to that of the Growth Portfolio, so both were helped and hurt by the same economic factors discussed previously. Of note, holdings in the technology sector performed particularly well, driven by continued strong capital investment by businesses hoping to improve productivity, time to market and competitive edge. Given the possibility of a slowing economic environment, the Portfolio is well positioned for strong performance as mid cap growth stocks, with their generally higher earnings growth potential, are increasingly valued by the market as earnings growth becomes more scarce.

ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO

      For the year ended October 31, 1998, the Alger Capital Appreciation Retirement Portfolio's total return was 28.11%, compared to 21.99% for the S&P
500. For the third year in a row, bigger was better as investors continued to flock toward the larger, "safer" companies. As a result, large cap stocks fared better than mid cap stocks, which in turn fared better than small cap stocks. Since this Portfolio employs an "allcap" (small, medium and large capitalizations) portfolio management strategy, it was able to take advantage of prevailing market conditions by overweighting in larger cap stocks. This strategic positioning, coupled with careful stock selection among the small and mid cap segments of the market, allowed this portfolio to generate returns in excess of the benchmark.

LOOKING AHEAD

      While recent events will likely result in slower economic growth in coming quarters, we believe that the outlook for the U.S. economy remains constructive. The positives - low inflation, low interest rates, high levels of employment, reasonably high levels of consumer confidence, a well-capitalized banking system, and prudent monetary and fiscal policies - should offset the negative impact of a weakening import/export sector. Growth in the U.S. will slow, but we do not foresee a recession on the horizon.

       Since economic growth will likely slow both here and abroad, the rate of gain in corporate earnings will not be as robust as in recent years. High-quality growth companies, however, have the ability to generate high levels of earnings even in a weak economic environment. Today, growth stocks, which typically sell at a premium to the market, are trading at only slightly more than the market multiple. As stability returns to the market, we believe growth stocks will regain their normal premium to the market. As a result, we believe that The Alger Fund portfolios, which consist of quality growth stocks, should produce superior performance in the months ahead.

      Respectfully submitted,

      /s/ David D. Alger
      ------------------
      David D. Alger
      President

--------------------------------------------------------------------------------
ALGER GROWTH RETIREMENT PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1998 (UNAUDITED)
================================================================================
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------
[TABLE BELOW REPRESENTS DATA PRESENTED AS A LINE CHART IN ORIGINAL]

                 Alger
                 Growth
               Retirement    S&P 500
               ----------    -------
11/8/93          10000        10000
10/31/94         10380        10410
10/31/95         14231        13162
10/31/96         15396        16333
10/31/97         19836        21579
10/31/98         24878        26324


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Growth Retirement Portfolio and the S&P 500 Index on November 8, 1993, the inception date of the Alger Growth Retirement Portfolio. The figures for both the Alger Growth Retirement Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH October 31, 1998
--------------------------------------------------------------------------------
                                                        Average Annual Return
                                                           Since Inception
                                               1 Year         11/8/93
                                               ----------------------
Alger Growth
Retirement Portfolio                            25.42%        20.08%
S&P 500 Index                                   21.99%        21.45%
                                                -------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER GROWTH RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1998

   SHARES   COMMON STOCKS--87.7%                        VALUE
   ------                                               -----
            AIRLINES--.7%
    5,100   US Airways Group Inc.* ............... $   288,471
                                                   -----------
            BROADCASTING--1.5%
   11,900   Comcast Corp., Cl. A. Special ........     587,563
                                                   -----------
            BUSINESS SERVICES--1.8%
   10,600   IMS Health Inc. ......................     704,900
                                                   -----------
            COMMUNICATIONS--6.6%
   11,500   America Online Inc. ..................   1,461,225
    3,800   COX Communications Inc. Cl. A.* ......     208,525
   17,800   MCI Worldcom Inc.* ...................     983,450
                                                   -----------
                                                     2,653,200
                                                   -----------
            COMMUNICATION EQUIPMENT--4.1%
   12,300   Ascend Communications, Inc.* .........     593,475
   16,650   Cisco Systems, Inc.* .................   1,048,950
                                                   -----------
                                                     1,642,425
                                                   -----------
            COMPUTER RELATED & BUSINESS
              EQUIPMENT--8.7%
   14,000   Compaq Computer Corp. ................     442,750
    7,200   Dell Computer Corp.* .................     471,600
   21,000   EMC Corp.* ...........................   1,351,875
    8,300   International Business Machines Corp.    1,232,035
                                                   -----------
                                                     3,498,260
                                                   -----------
            COMPUTER SOFTWARE--4.9%
   14,500   Compuware Corp.* .....................     785,726
   11,000   Microsoft Corporation* ...............   1,164,625
                                                   -----------
                                                     1,950,351
                                                   -----------
            CONGLOMERATE--3.0%
   20,186   Tyco International Ltd. ..............   1,250,280
                                                   -----------
            DRUG DISTRIBUTION--2.8%
    7,500   Cardinal Health, Inc. ................     709,223
    5,500   McKesson Corp. .......................     423,500
                                                   -----------
                                                     1,132,723
                                                   -----------
            FINANCIAL SERVICES--13.2%
   13,700   BankAmerica Corp. ....................     786,901
   13,300   Bank of New York Inc. ................     419,788
   20,500   Citigroup Inc. .......................     964,792
   14,900   Federal Home Loan Mortgage Corporation     856,750
    3,900   Firstar Corp. ........................     221,325
    9,140   First Union Corp. ....................     530,120
   17,500   Household International Inc. .........     639,853
   17,000   Kansas City Southern Industries, Inc.      656,625
    3,100   SunAmerica Inc. ......................     218,550
                                                   -----------
                                                     5,294,704
                                                   -----------
            FOOD CHAINS--7.5%
   10,700   Fred Meyer, lnc.* ....................     570,449
   21,200   Kroger Co.* ..........................   1,176,600
   27,200   Safeway Inc.* ........................   1,300,514
                                                   -----------
                                                     3,047,563
                                                   -----------
            INSURANCE--1.8%
    8,625   American International Group, Inc. ...     735,281
                                                   -----------
            LEISURE & ENTERTAINMENT--1.0%
   12,500   Carnival Corp. .......................     404,688
                                                   -----------
            MEDICAL DEVICES--.5%
    3,000   Medtronic, Inc. ......................     195,000
                                                   -----------
            PHARMACEUTICALS--11.9%
    7,500   Bristol Myers Squibb Co. .............     829,223
    3,000   Elan Corp PLC-ADR* ...................     210,189
   11,600   Pfizer Inc. ..........................   1,244,830
   10,900   Schering-Plough Corporation ..........   1,121,338
    1,600   SmithKline Beecham PLC ADS ...........     102,000
   16,200   Warner-Lambert Co. ...................   1,269,675
                                                   -----------
                                                     4,777 255
                                                   -----------
            POLLUTION CONTROL--2.5%
   22,000   Waste Management, Inc. ...............     992,750
                                                   -----------
            RETAILING--10.2%
   18,400   CVS Corp. ............................     840,659
   24,900   Home Depot, Inc. .....................   1,083,150
   28,500   Staples Inc.* ........................     929,813
   17,900   Wal-Mart Stores Inc. .................   1,235,100
                                                   -----------
                                                     4,088,722
                                                   -----------
            SEMICONDUCTORS--4.5%
   11,200   Intel Corp. ..........................     998,906
   13,000   Texas Instruments, Incorporated ......     831,194
                                                   -----------
                                                     1,830,100
                                                   -----------
            TRANSPORTATION--.5%
    6,200   Burlington Northern Santa Fe Co. .....     191,425
                                                   -----------
            Total Common Stocks
             (Cost $27,454,539) ..................  35,265,661
                                                   -----------

--------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT   SHORT-TERM CORPORATE NOTES--12.3%......     VALUE
----------                                             -----
$1,000,000  Aetna Services, Inc.,
             5.26%, 11/06/98...................... $   999,269
  950,000   Bayerische Vereinsbank A.G.,
             5.22%, 11/05/98......................     949,449
  600,000   General Electric Capital Corporation,
             5.13%, 11/05/98......................     599,658
  450,000   Merrill Lynch & Co., Inc.,
             5.25%, 11/10/98......................     449,410
1,000,000   Montauk Funding Corp.,
             5.18%, 11/06/98 (a)..................     999,280
  950,000   National Australia Funding, Inc.,
             5.22%, 11/05/98......................     949,449
            Total Short-Term Corporate Notes
             (Cost $4,946,515)....................   4,946,515
                                                   -----------
Total Investments
 (Cost $32,401,054)(b).................... 100.0%   40,212,176
Liabilities in Excess of Other Assets.....   (.0)      (16,404)
                                           -----   -----------
Net Assets................................ 100.0%  $40,195,772
                                           =====   ===========

  * Non-income producing security.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity to qualified institutional buyers.
(b) At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $32,401,054, amounted to $7,811,122 which consisted of aggregate gross unrealized appreciation of $8,091,502 and aggregate gross unrealized depreciation of $280,380.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER GROWTH RETIREMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                                                                                         FROM
                                                                                                                   NOVEMBER 8, 1993
                                                                                                                    (COMMENCEMENT
                                                                   YEAR ENDED OCTOBER 31,                           OF OPERATIONS)
                                                   -----------------------------------------------------------      TO OCTOBER 31,
                                                      1998            1997            1996             1995            1994(i)
                                                      ----            ----            ----             ----            -------
Net asset value, beginning of period ..............$    10.78      $     9.32       $   11.65       $    10.38       $   10.00
                                                   ----------      ----------       ---------       ----------       ---------
Net investment income (loss) ......................     (0.01)(ii)      (0.02)(ii)      (0.01)           (0.01)          (0.03)
Net realized and unrealized gain on investments ...      2.82            2.65            0.91             3.59            0.41
                                                   ----------      ----------       ---------       ----------       ---------
      Total from investment operations ............      2.81            2.63            0.90             3.58            0.38
Distributions from net realized gains .............     (1.22)          (1.17)          (3.23)           (2.31)             --
                                                   ----------      ----------       ---------       ----------       ---------
Net asset value, end of period ....................$    12.37         $ 10.78       $    9.32       $    11.65       $   10.38
                                                   ==========         =======       =========       ==========       =========
Total Return ......................................      25.4%           28.8%            8.2%            37.1%            3.8%
                                                   ==========         =======       =========       ==========       =========
Ratios and Supplemental Data:
      Net assets, end of period (000's omitted) ...$   40,196        $ 22,922       $  11,325       $   13,042       $   9,365
                                                   ==========         =======       =========       ==========       =========
      Ratio of expenses to average net assets......      1.11%           1.13%           1.07%            1.11%           1.26%
                                                   ==========         =======       =========       ==========       =========
      Ratio of net investment income (loss) to
       average net assets .........................      (.06%)          (.22%)          (.09%)           (.18%)          (.29%)
                                                   ==========         =======       =========       ==========       =========
      Portfolio Turnover Rate .....................    130.31%         159.38%         142.83%          133.42%         103.79%
                                                   ==========         =======       =========       ==========       =========

 (i) Ratios have been  annualized;  total return has not been  annualized.
(ii) Amount was computed based on average shares outstanding during the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER SMALL CAP RETIREMENT PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1998 (UNAUDITED)
================================================================================
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------

[TABLE BELOW REPRESENTS DATA PRESENTED AS A LINE CHART IN ORIGINAL]

                    Small Cap    Russell 2000 Growth Index
                    ---------    -------------------------
11/8/93               10000             10000
10/31/94              10830             10006
10/31/95              17999             12063
10/31/96              19654             13671
10/31/97              23388             16565
10/31/98              22971             13940


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Cap Retirement Portfolio and the Russell 2000 Growth Index on November 8, 1993, the inception date of the Alger Small Cap Retirement Portfolio. The figures for the Alger Small Cap Retirement Portfolio and the Russell 2000 Growth Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH October 31, 1998
--------------------------------------------------------------------------------
                                                     Average Annual Return
                                                         Since Inception
                                         1 Year              11/8/93
                                         ---------------------------
Alger Small Cap
Retirement Portfolio                     (1.78)%              18.17%
Russell 2000 Growth Index               (15.86)%               6.90%
                                        ---------------------------


THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER SMALL CAP RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1998

   SHARES   COMMON STOCKS--93.6%                        VALUE
   ------                                               -----
            ADVERTISING--1.2%
   15,850   Outdoor Systems, Inc.* ............... $   349,699
                                                   -----------
            AIRLINES--2.9%
    4,000   ASA Holdings Inc. ....................     143,500
    9,200   Continental Airlines Inc. Cl. B.* ....     364,550
   14,000   SkyWest Inc. .........................     357,000
                                                   -----------
                                                       865,050
                                                   -----------
            APPAREL--.6%
    5,900   AnnTaylor Stores Corporation* ........     171,100
                                                   -----------
            BIO-TECHNOLOGY--3.9%
    7,400   Centocor, Inc.* ......................     329,300
    7,000   IDEC Pharmaceuticals Corporation* ....     209,125
    9,200   Medimmune Inc.* ......................     618,700
                                                   -----------
                                                     1,157,125
                                                   -----------
            BROADCASTING--1.4%
    7,500   Jacor Communications Inc.* ...........     412,500
                                                   -----------
            BUILDING & CONSTRUCTION--.5%
    7,000   Champion Enterprises Inc.* ...........     139,125
                                                   -----------
            BUSINESS SERVICES--4.5%
   10,000   IMS Health Inc. ......................     665,000
   15,000   Rent-Way Inc.* .......................     354,375
   12,400   United Stationers Inc.* ..............     328,600
                                                   -----------
                                                     1,347,975
                                                   -----------
            COMMUNICATIONS--2.7%
    4,000   America Online Inc. ..................     508,252
    8,000   Cox Radio, Inc. Cl. A.* ..............     299,504
                                                   -----------
                                                       807,756
                                                   -----------
            COMMUNICATION EQUIPMENT--2.9%
   10,500   Ascend Communications, lnc.* .........     506,625
    4,800   Dycom Industries Inc.* ...............     168,302
    7,200   Visual Networks, Inc.* ...............     205,200
                                                   -----------
                                                       880,127
                                                   -----------
            COMPUTER RELATED &
              BUSINESS EQUIPMENT--1.2%
   13,100   Maxtor Corp.* ........................     139,188
    5,700   Sanmina Corporation* .................     233,700
                                                   -----------
                                                       372,888
                                                   -----------
            COMPUTER SERVICES--4.7%
    9,600   Ceridian Corp.* ......................     550,800
    8,400   Keane Inc.* ..........................     279,300
    5,000   QRS Corp.* ...........................     190,000
    3,000   Yahoo Inc.* ..........................     392,532
                                                   -----------
                                                     1,412,632
                                                   -----------
            COMPUTER SOFTWARE--2.7%
    8,700   Citrix Systems, Inc.* ................     616,613
    3,700   Intuit Inc.* .........................     186,850
                                                   -----------
                                                       803,463
                                                   -----------
            CONSUMER PRODUCTS--.6%
    8,800   Furniture Brands International Inc.* .     189,200
                                                   -----------
            DRUG DISTRIBUTION--7.5%
   20,800   Bergen Brunswig Corp. Cl. A. .........   1,015,310
    5,800   McKesson Corp. .......................     446,600
   23,200   Omnicare, Inc. .......................     801,862
                                                   -----------
                                                     2,263,772
                                                   -----------
            FINANCIAL SERVICES--11.0%
   20,000   Dime Bancorp Inc. ....................     476,260
   17,700   Finova Group Inc. ....................     862,875
    5,000   First Union Corp. ....................     290,000
   13,200   Kansas City Southern Industries Inc. _     509,850
   14,800   National Commerce Bancorp ............     262,700
   11,000   North Fork Bancorporation Inc. .......     218,625
   31,000   Sovereign Bancorp Inc. ...............     406,875
    5,000   Wilmington Trust Corp. ...............     275,315
                                                   -----------
                                                     3,302,500
                                                   -----------
            FOOD CHAINS--3.6%
   39,600   Food Lion Inc. Cl. A. ................     435,600
   12,000   Fred Meyer, Inc.* ....................     639,756
                                                   -----------
                                                     1,075,356
                                                   -----------
            FOODS & BEVERAGES--4.9%
    7,100   Earthgrains Company ..................     213,000
   17,800   Starbucks Corp.* .....................     772,075
   10,200   U.S. Foodservice* ....................     484,500
                                                   -----------
                                                    1 ,469,575
                                                   -----------
            MEDICAL DEVICES--2.2%
    5,000   Allegiance Corp. .....................     185,940
   13,700   Biomet Inc. ..........................     464,951
                                                   -----------
                                                       650,891
                                                   -----------
            MEDICAL SERVICES--5.9%
   18,500   Hooper Holmes Inc. ...................     440,541
   10,000   Impath Inc.* .........................     306,250
    5,000   Lincare Holdings Inc.* ...............     199,690
   30,000   MedQuist Inc.* .......................     808,140
                                                   -----------
                                                     1,754,621
                                                   -----------
            PHARMACEUTICALS--6.5%
   14,600   Alza Corp.* ..........................     698,975
    9,700   Elan Corp PLC-ADR* ...................     679,611
   13,700   Forest Laboratories, Inc.* ...........     572,838
                                                   -----------
                                                     1,951,424
                                                   -----------
            POLLUTION CONTROL--.9%
    6,127   Waste Manangement, Inc. ..............     276,481
                                                   -----------
            RESTAURANTS & LODGING--2.0%
   11,160   CKE Restaurants Inc. .................     293,653
    9,000   Outback Steakhouse, Inc.* ............     311,625
                                                   -----------
                                                       605,278
                                                   -----------

--------------------------------------------------------------------------------
   SHARES   COMMON STOCKS--(Continued)                  VALUE
   ------                                               -----
            RETAILING--17.9%
   27,400   Bed Bath & Beyond Inc.* .............. $   755,224
   23,500   BJ's Wholesale Club Inc.* ............     844,543
   10,000   Borders Group Inc.* ..................     253,750
   23,900   Dollar General Corp. .................     570,613
    4,200   Ethan Allen Interiors Inc. ...........     144,375
   34,200   Family Dollar Stores Inc. ............     619,875
   23,400   Linens'n Things Inc.* ................     723,949
   27,200   Office Depot Inc.* ...................     680,000
   12,000   Pacific Sunwear of California Inc.* ..     259,500
   18,300   Williams Sonoma Inc.* ................     498,675
                                                   -----------
                                                     5,350,504
                                                   -----------
            TRANSPORTATION--1.4 %
   15,400   Coach USA Inc.* ......................     412,920
                                                   -----------
            Total Common Stocks
             (Cost $25,442,102) ..................  28,021,962
                                                   -----------
 PRINCIPAL
  AMOUNT    SHORT-TERM CORPORATE NOTES--4.0%
 --------
 $650,000   General Electric Capital Corporation,
             5.13%, 11/05/98 .....................     649,630
  400,000   National Australia Funding, Inc.,
             5.22%, 11/05/98 .....................     399,768
  150,000   Republic Industries Funding Corp.,
             5.25%, 11/12/98 .....................     149,759
                                                   -----------
            Total Short-Term Corporate Notes
             (Cost  $1,199,157)...................   1,199,157
                                                   -----------
Total Investments
 (Cost  $26,641,259)(a)...................  97.6%   29,221,119
Other Assets In Excess of Liabilities.....   2.4       716,591
                                           -----   -----------
Net Assets................................ 100.0%  $29,937,710
                                           =====   ===========
  * Non-income producing security.
(a) At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $26,641,259, amounted to $2,579,860 which consisted of aggregate gross unrealized appreciation of $3,674,261 and aggregate gross unrealized depreciation of $1,094,401.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER SMALL CAP RETIREMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                                                                                         FROM
                                                                                                                   NOVEMBER 8, 1993
                                                                                                                    (COMMENCEMENT
                                                                   YEAR ENDED OCTOBER 31,                           OF OPERATIONS)
                                                   -----------------------------------------------------------      TO OCTOBER 31,
                                                      1998            1997            1996             1995            1994(i)
                                                      ----            ----            ----             ----            -------
Net asset value, beginning of period.............  $    18.00       $   17.87       $   17.92       $    10.83       $   10.00
                                                   ----------       ---------       ---------       ----------       ---------
Net investment income (loss).......................     (0.08)          (0.10)          (0.05)           (0.07)          (0.07)
Net realized and unrealized gain on investments....      0.02            3.13            1.72             7.23            0.90
                                                   ----------       ---------       ---------       ----------       ---------
  Total from investment operations.................     (0.06)           3.03            1.67             7.16            0.83
Distributions from net realized gains..............     (1.57)          (2.90)          (1.72)           (0.07)             --
                                                   ----------       ---------       ---------       ----------       ---------
Net asset value, end of period.....................$    16.37       $   18.00       $   17.87       $    17.92       $   10.83
                                                   ==========       =========       =========       ==========       =========
Total Return.......................................      (1.8)%          19.0%            9.2%            66.2%            8.3%
                                                   ==========       =========       =========       ==========       =========
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)........$   29,938       $  31,499       $  30,043       $   23,002       $   9,513
                                                   ==========       =========       =========       ==========       =========
  Ratio of expenses to average net assets .........      1.03%           1.06%           1.05%            1.13%           1.47%
                                                   ==========       =========       =========       ==========       =========
  Ratio of net investment income (loss) to
   average net assets..............................      (.55%)          (.62%)          (.54%)           (.73%)          (.80%)
                                                   ==========       =========       =========       ==========       =========
  Portfolio Turnover Rate..........................    169.97%         134.25%         182.49%          104.84%         186.76%
                                                   ==========       =========       =========       ==========       =========

(i) Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1998 (UNAUDITED)
================================================================================
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------

[TABLE BELOW REPRESENTS DATA PRESENTED AS A LINE CHART IN ORIGINAL]

                 MidCap      S&P 500
                 ------      -------
11/8/93          10000        10000
10/31/94         11660        10292
10/31/95         17968        12475
10/31/96         19088        14637
10/31/97         24544        19417
10/31/98         27366        20721

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Retirement Portfolio and the S&P MidCap 400 Index on November 8, 1993, the inception date of the Alger MidCap Growth Retirement Portfolio. Figures for the Alger MidCap Growth Retirement Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH October 31, 1998
--------------------------------------------------------------------------------
                                                     Average Annual Return
                                                         Since Inception
                                         1 Year              11/8/93
                                         ---------------------------
Alger MidCap Growth
Retirement Portfolio...................  11.50%               22.40%
S&P MidCap 400 Index...................   6.71%               15.75%
                                         --------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1998

   SHARES   COMMON STOCKS--93.6%                        VALUE
   ------                                               -----
            AIRLINES--4.5%
    1,000   ASA Holdings Inc. .................... $    35,875
    2,600   Continental Airlines Inc. Cl. B.* ....     103,025
    2,000   SkyWest Inc. .........................      51,000
    2,000   US Airways Group Inc.* ...............     113,126
                                                   -----------
                                                       303,026
                                                   -----------
            APPAREL--.5%
      800   Tommy Hilfiger Corporation* ..........      37,150
                                                   -----------
            BIO-TECHNOLOGY--2.5%
    3,800   Centocor, Inc.* ......................     169,100
                                                   -----------
            BROADCASTING--3.4%
    3,300   Comcast Corp. Cl. A. Special .........     162,938
    1,200   Jacor Communications Inc.* ...........      66,000
                                                   -----------
                                                       228,938
                                                   -----------
            BUILDING & CONSTRUCTION--1.5%
    5,000   Champion Enterprises Inc.* ...........      99,375
                                                   -----------
            BUSINESS SERVICES--2.6%
    2,600   IMS Health Inc. ......................     172,900
                                                   -----------
            COMMUNICATIONS--5.2%
    2,200   America Online Inc. ..................     279,539
    1,200   COX Communications Inc. Cl. A.* ......      65,850
                                                   -----------
                                                       345,389
                                                   -----------
            COMMUNICATION EQUIPMENT--2.0%
    2,800   Ascend Communications, Inc.* .........     135,100
                                                   -----------
            COMPUTER RELATED & BUSINESS
              EQUIPMENT--2.0%
    1,900   Quantum Corp.* .......................      33,369
    2,400   Sanmina Corporation* .................      98,400
                                                   -----------
                                                       131,769
                                                   -----------
            COMPUTER SERVICES--2.6%
    3,000   Ceridian Corp.* ......................     172,125
                                                   -----------
            COMPUTER SOFTWARE--6.3%
    2,200   Citrix Systems, Inc.* ................     155,925
    3,600   Compuware Corp.* .....................     195,077
    1,400   Intuit Inc.* .........................      70,700
                                                   -----------
                                                       421,702
                                                   -----------
            CONSUMER PRODUCTS--1.3%
    4,000   Furniture Brands International Inc.* .      86,000
                                                   -----------
            DRUG DISTRIBUTION--7.4%
      800   Bergen Brunswig Corp. Cl. A. .........      39,050
      700   Cardinal Health Inc. .................      66,194
    2,600   McKesson Corp. .......................     200,200
    5,400   Omnicare, Inc. .......................     186,640
                                                   -----------
                                                       492,084
                                                   -----------
            FINANCIAL SERVICES--14.2%
    5,000   Dime Bancorp Inc. ....................     119,065
    2,000   Finova Group Inc. ....................      97,500
    2,900   Firstar Corp. ........................     164,575
    5,500   Kansas City Southern Industries, Inc.      212,438
    1,100   Paine Webber Group Inc. ..............      36,782
    7,040   Sovereign Bancorp Inc. ...............      92,400
    1,100   State Street Corp. ...................      68,613
    2,200   SunAmerica Inc. ......................     155,100
                                                   -----------
                                                       946,473
                                                   -----------
            FOOD CHAINS--1.6%
    2,000   Fred Meyer, lnc.* ....................     106,626
                                                   -----------
            FOODS & BEVERAGES--3.3%
    5,000   Starbucks Corp.* .....................     216,875
                                                   -----------
            INSURANCE--2.0%
    1,500   Fremont General Corp. ................      74,063
    1,500   MGIC Investment Corp. ................      58,500
                                                   -----------
                                                       132,563
                                                   -----------
            LEISURE & ENTERTAINMENT--2.7%
    8,000   International Game Technology ........     180,504
                                                   -----------
            MANUFACTURING--2.2%
    4,000   Leggett & Platt Inc. .................      93,500
    3,000   Wabash National Corp. ................      53,250
                                                   -----------
                                                       146,750
                                                   -----------
            MEDICAL DEVICES--3.9%
    3,000   Allegiance Corp. .....................     111,564
    1,000   Biomatrix Inc.* ......................      47,000
    2,900   Biomet Inc. ..........................      98,420
                                                   -----------
                                                       256,984
                                                   -----------
            PHARMACEUTICALS--4.6%
    1,600   Alza Corp.* ..........................      76,600
    2,000   Elan Corp PLC-ADR* . .................     140,126
    2,100   Forest Laboratories, Inc.* ...........      87,807
                                                   -----------
                                                       304,533
                                                   -----------
            POLLUTION CONTROL--1.3%
    1,950   Waste Manangement, Inc. ..............      87,994
                                                   -----------
            RESTAURANTS & LODGING--2.1%
    4,000   Outback Steakhouse, Inc.* ............     138,500
                                                   -----------
            RETAILING--9.1%
    5,000   Bed Bath & Beyond Inc.* ..............     137,815
    4,000   Borders Group Inc.* ..................     101,500
    1,000   CVS Corp. ............................      45,688
    4,500   Office Depot Inc.* ...................     112,500
    3,100   Staples Inc.* ........................     101,138
    4,000   Williams Sonoma Inc.* ................     109,000
                                                   -----------
                                                       607,641
                                                   -----------

--------------------------------------------------------------------------------
   SHARES   COMMON STOCKS--(CONTINUED)                  VALUE
   ------                                               -----
            SEMICONDUCTORS--3.2%
    6,400   Microchip Technology Incorporated* ... $   173,203
    1,000   Micron Technology Inc.* ..............      38,000
                                                   -----------
                                                       211,203
                                                   -----------
            TRANSPORTATION--1.5%
    3,700   Coach USA Inc.* ......................      99,208
                                                   -----------
            Total Common Stocks
             (Cost $5,777,763)....................   6,230,512
                                                   -----------

 PRINCIPAL
   AMOUNT   SHORT-TERM CORPORATE NOTES--5.6%
 ---------
 $150,000   Aetna Services, Inc.,
             5.30%, 11/09/98......................     149,823
  225,000   Petroleo Brasileiro S.A.,
             5.15%, 11/02/98......................     224,968
                                                   -----------
            Total Short-Term Corporate Notes
             (Cost $374,791)......................     374,791
                                                   -----------
Total Investments
 (Cost $6,152,554)(a).....................  99.1%    6,605,303
Other Assets in Excess of Liabilities.....    .9        61,315
                                           -----   -----------
Net Assets................................ 100.0%  $ 6,666,618
                                           =====   ===========
  * Non-income producing security.
(a) At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $6,152,554, amounted to $452,749 which consisted of aggregate gross unrealized appreciation of $660,030 and aggregate gross unrealized depreciation of $207,281.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                                                                                         FROM
                                                                                                                   NOVEMBER 8, 1993
                                                                                                                    (COMMENCEMENT
                                                                   YEAR ENDED OCTOBER 31,                           OF OPERATIONS)
                                                   -----------------------------------------------------------      TO OCTOBER 31,
                                                      1998            1997            1996             1995            1994(i)
                                                      ----            ----            ----             ----            -------
Net asset value, beginning of period .........     $    11.36      $   14.48        $   16.34       $    11.66       $   10.00
                                                   ----------      ---------        ---------       ----------       ---------
Net investment income (loss) ......................     (0.06)(ii)     (0.15)           (0.07)           (0.07)          (0.09)
Net realized and unrealized gain on investments ...      1.78           3.46             1.09             6.07            1.75
                                                   ----------      ---------        ---------       ----------       ---------
      Total from investment operations ............      1.72           3.31             1.02             6.00            1.66
Distributions from net realized gains .............     (4.25)         (6.43)           (2.88)           (1.32)             --
                                                   ----------      ---------        ---------       ----------       ---------
Net asset value, end of period ...............     $     8.83      $   11.36        $   14.48       $    16.34       $   11.66
                                                   ==========      =========        =========       ==========       =========
Total Return ......................................      11.5%          28.6%             6.2%            54.1%           16.6%
                                                   ==========      =========        =========       ==========       =========
Ratios and Supplemental Data:
      Net assets, end of period (000's omitted)    $    6,667      $   6,435        $   9,726       $   10,914       $   6,774
                                                   ==========      =========        =========       ==========       =========
      Ratio of expenses to average net assets .....      1.22%          1.31%            1.16%            1.23%           1.53%
                                                   ==========      =========        =========       ==========       =========
      Ratio of net investment income (loss) to
       average net assets .........................      (.52%)         (.79%)           (.45%)           (.69%)          (.89%)
                                                   ==========      =========        =========       ==========       =========
      Portfolio Turnover Rate .....................    184.23%        183.31%          170.21%          132.74%         134.06%
                                                   ==========      =========        =========       ==========       =========

 (i) Ratios have been  annualized;  total  return has not been  annualized.
(ii) Amount was computed based on average shares outstanding during the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1998 (UNAUDITED)
================================================================================
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 8, 1993
--------------------------------------------------------------------------------

[TABLE BELOW REPRESENTS DATA PRESENTED AS A LINE CHART IN ORIGINAL]

                Cap App          S&P 500
                -------          -------
11/8/93          10000            10000
10/31/94         10080            10410
10/31/95         15564            13162
10/31/96         16515            16333
10/31/97         20820            21579
10/31/98         26672            26324

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Retirement Portfolio and the S&P 500 Index on November 8, 1993, the inception date of the Alger Capital Appreciation Retirement Portfolio. Figures for the Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH October 31, 1998
--------------------------------------------------------------------------------
                                                     Average Annual Return
                                                         Since Inception
                                         1 Year              11/8/93
                                         ---------------------------
Alger Capital Appreciation
Retirement Portfolio...................  28.11%              21.77%
S&P 500 Index..........................  21.99%              21.45%
                                         -------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1998


   SHARES   COMMON STOCKS--88.5%                        VALUE
   ------                                               -----
            BROADCASTING--.9%
    1,000   Comcast Corp. Cl. A. Special ......... $    49,375
                                                   -----------
            BUSINESS SERVICES--3.1%
    2,600   IMS Health Inc. ......................     172,900
                                                   -----------
            COMMUNICATIONS--9.2%
    2,100   America Online Inc. ..................     266,832
    4,500   MCI Worldcom Inc.* ...................     248,625
                                                   -----------
                                                       515,457
                                                   -----------
            COMMUNICATION EQUIPMENT--5.4%
    3,200   Ascend Communications, lnc.* .........     154,400
    2,300   Cisco Systems, Inc.* .................     144,900
                                                   -----------
                                                       299,300
                                                   -----------
            COMPUTER RELATED & BUSINESS
              EQUIPMENT--1.3%
    1,100   EMC Corp.* ...........................      70,813
                                                   -----------
            COMPUTER SERVICES--2.3%
    1,000   Yahoo Inc.* ..........................     130,845
                                                   -----------
            COMPUTER SOFTWARE--7.2%
    1,000   Citrix Systems, Inc.* ................      70,875
    3,200   Compuware Corp.* .....................     173,402
    1,500   Microsoft Corporation* ...............     158,813
                                                   -----------
                                                       403,090
                                                   -----------
            CONGLOMERATE--3.3%
    3,000   Tyco International Ltd. ..............     185,815
                                                   -----------
            DRUG DISTRIBUTION--6.0%
    2,000   Cardinal Health, Inc. ................     189,126
    1,900   McKesson Corp. .......................     146,300
                                                   -----------
                                                       335,426
                                                   -----------
            FINANCIAL SERVICES--7.7%
    1,800   Bank of New York Inc. ................      56,813
    2,200   Federal Home Loan Mortgage Corporation     126,500
    3,000   First Union Corp. ....................     174,000
    2,000   U.S. Bancorp Inc. ....................      73,000
                                                   -----------
                                                       430,313
                                                   -----------
            FOOD CHAINS--4.7%
    2,300   Kroger Co.* ..........................     127,650
    2,800   Safeway Inc.* ........................     133,876
                                                   -----------
                                                       261,526
                                                   -----------
            INSURANCE--3.4%
    2,200   American International Group, Inc. ...     187,550
                                                   -----------
            MEDICAL DEVICES--1.3%
    2,000   Allegiance Corp. .....................      74,376
                                                   -----------
            PHARMACEUTICALS--18.1%
    3,000   Alza Corp.* ..........................     143,625
      700   Bristol Myers Squibb Co. .............      77,394
    1,900   Elan Corp PLC-ADR* ...................     133,120
    2,000   Pfizer Inc. ..........................     214,626
    1,800   Schering-Plough Corporation ..........     185,175
      200   SmithKline Beecham PLC ADS ...........      12,750
    3,100   Warner-Lambert Co. ...................     242,963
                                                   -----------
                                                    1 ,009,653
                                                   -----------
            POLLUTION CONTROL--1.6%
    2,000   Waste Manangement, Inc. ..............      90,250
                                                   -----------
            RETAILING--13.0%
    2,000   Bed Bath & Beyond Inc.* ..............      55,126
    4,000   CVS Corp. ............................     182,752
    4,100   Home Depot, lnc. .....................     178,350
    1,000   Linens'n Things Inc.* ................      30,938
    2,000   Rite Aid Corp. .......................      79,376
    2,900   Wal-Mart Stores Inc. .................     200,100
                                                   -----------
                                                       726,642
                                                   -----------
            Total Common Stocks
             (Cost $3,861,841) ...................   4,943,331
                                                   -----------
 PRINCIPAL
   AMOUNT   SHORT-TERM CORPORATE NOTES--11.3%
 ---------
 $175,000   Aetna Services, Inc.,
             5.26%, 11/06/98......................     174,872
  100,000   General Electric Capital Corporation,
             5.13%, 11/05/98......................      99,943
  160,000   Merrill Lynch & Co., Inc.,
             5.10%, 11/06/98......................     159,887
  100,000   National Australia Funding, Inc.,
             5.22%, 11/05/98......................      99,942
  100,000   New Jersey Natural Gas Company,
             5.07%, 11/10/98......................      99,873
                                                   -----------
            Total Short-Term Corporate Notes
             (Cost $634,517)......................     634,517
                                                   -----------
Total Investments
 (Cost $4,496,358)(a).....................  99.8%    5,577,848
Other Assets in Excess of Liabilities.....    .2         8,831
                                           -----   -----------
Net Assets................................ 100.0%  $ 5,586,679
                                           =====   ===========
  * Non-income producing security.
(a) At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,496,358, amounted to $1,081,490 which consisted of aggregate gross unrealized appreciation of $1,088,834 and aggregate gross unrealized depreciation of $7,344.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO(I)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                                                                                         FROM
                                                                                                                   NOVEMBER 8, 1993
                                                                                                                    (COMMENCEMENT
                                                                   YEAR ENDED OCTOBER 31,                           OF OPERATIONS)
                                                   -----------------------------------------------------------      TO OCTOBER 31,
                                                      1998            1997            1996             1995            1994(i)
                                                      ----            ----            ----             ----            -------
Net asset value, beginning of period .............. $    9.70       $    9.88       $   12.72       $    10.08       $   10.00
                                                    ---------       ---------       ---------       ----------       ---------
Net investment income (loss) ......................     (0.08)(iii)     (0.10)(iii)     (0.07)           (0.19)          (0.23)
Net realized and unrealized gain on investments ...      2.96            2.51            0.83             5.30            0.31
                                                    ---------       ---------       ---------       ----------       ---------
      Total from investment operations ............      2.88            2.41            0.76             5.11            0.08
Distributions from net realized gains .............     (3.60)          (2.59)          (3.60)           (2.47)             --
                                                    ---------       ---------       ---------       ----------       ---------
Net asset value, end of period .................... $    8.98       $    9.70       $    9.88       $    12.72       $   10.08
                                                    =========       =========       =========       ==========       =========
Total Return ......................................      28.1%           26.1%            6.1%            54.4%            0.8%
                                                    =========       =========       =========       ==========       =========
Ratios and Supplemental Data:
      Net assets, end of period (000's omitted) ... $   5,587       $   4,520       $   6,703       $    8,116       $   5,251
                                                    =========       =========       =========       ==========       =========
      Ratio of expenses excluding interest to
       average net assets .........................      1.37%           1.47%           1.37%            1.43%           1.78%
                                                    =========       =========       =========       ==========       =========
      Ratio of expenses including interest to
       average net assets..........................      1.44%           1.62%           1.44%            2.70%           2.87%
                                                    =========       =========       =========       ==========       =========
      Ratio of net investment income (loss) to
       average net assets .........................     (0.79%)         (1.02%)         (0.94%)          (2.32%)         (2.53%)
                                                    =========       =========       =========       ==========       =========
      Portfolio Turnover Rate .....................    177.09%         159.56%         203.46%          188.53%         229.11%
                                                    =========       =========       =========       ==========       =========
      Amount of debt outstanding at end of period..        --       $ 127,000              --       $  302,600       $ 955,600
                                                    =========       =========       =========       ==========       =========
      Average amount of debt outstanding during
       the period ................................. $  49,890       $ 127,915       $  62,130       $  939,600       $ 826,076
                                                    =========       =========       =========       ==========       =========
      Average daily number of shares outstanding
       during the period...........................   505,939         511,947         595,051          565,805         515,270
                                                    =========       =========       =========       ==========       =========
      Average amount of debt per share during
       the period ................................. $    0.10       $    0.25       $    0.10       $     1.66       $    1.60
                                                    =========       =========       =========       ==========       =========

  (i) Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged AllCap Portfolio.
 (ii) Ratios have been annualized;  total return has not been  annualized.
(iii) Amount was computed based on average shares outstanding during the period.

                       See Notes to Financial Statements.

THE ALGER RETIREMENT FUND
STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

                                                                                                    MIDCAP          CAPITAL
                                                                 GROWTH          SMALL CAP          GROWTH        APPRECIATION
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                               ---------         ---------         ---------       ---------
ASSETS:
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments ................   $40,212,176       $29,221,119      $6,605,303       $5,577,848
Cash .......................................................        28,367            21,566          70,454           32,066
Receivable for investment securities sold ..................       451,973           877,690         187,434               --
Receivable for shares of beneficial interest sold ..........        48,242            84,157              74              131
Dividends receivable .......................................        12,360             8,477           1,741              908
Prepaid expenses and other assets ..........................         1,280             1,606           1,139              935
                                                               -----------       -----------      ----------       ----------
   Total Assets ............................................    40,754,398        30,214,615       6,866,145        5,611,888
                                                               -----------       -----------      ----------       ----------

LIABILITIES:
Payable for investment securities purchased ................       434,844           231,085         185,350           12,492
Payable for shares of beneficial interest redeemed .........        44,871                --              --               --
Interest payable ...........................................            --                --              --               63
Accrued investment management fees .........................        23,693            19,998           4,132            3,694
Accrued expenses ...........................................        55,218            25,822          10,045            8,960
                                                               -----------       -----------      ----------       ----------
   Total Liabilities .......................................       558,626           276,905         199,527           25,209
                                                               -----------       -----------      ----------       ----------
NET ASSETS .................................................   $40,195,772       $29,937,710      $6,666,618       $5,586,679
                                                               ===========       ===========      ==========       ==========
Net Assets Consist of:
  Paid-in capital ..........................................   $31,023,818       $23,573,014      $5,071,850       $3,719,382
  Undistributed net investment income
   (accumulated loss) ......................................      (114,232)         (675,733)       (247,678)        (430,980)
  Undistributed net realized gain ..........................     1,475,064         4,460,569       1,389,697        1,216,787
  Net unrealized appreciation ..............................     7,811,122         2,579,860         452,749        1,081,490
                                                               -----------       -----------      ----------       ----------
NET ASSETS ................................................    $40,195,772       $29,937,710      $6,666,618       $5,586,679
                                                               ===========       ===========      ==========       ==========

Shares of beneficial interest outstanding--Note 6 ..........     3,250,527         1,828,282         755,048          622,114
                                                               ===========       ===========      ==========       ==========

NET ASSET VALUE PER SHARE ..................................   $     12.37       $     16.37      $     8.83       $     8.98
                                                               ===========       ===========      ==========       ==========
*Identified cost ...........................................   $32,401,054       $26,641,259      $6,152,554       $4,496,358
                                                               ===========       ===========      ==========       ==========


                       See Notes to Financial Statements.

THE ALGER RETIREMENT FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                                                    MIDCAP          CAPITAL
                                                                 GROWTH          SMALL CAP          GROWTH        APPRECIATION
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                               ---------         ---------         ---------       ---------
INVESTMENT INCOME
Income:
  Dividends ................................................    $  185,003        $   75,069      $   26,323       $   23,458
  Interest .................................................       141,783            76,503          21,280            8,828
                                                                ----------        ----------      ----------       ----------
  Total income .............................................       326,786           151,572          47,603           32,286
                                                                ----------        ----------      ----------       ----------

Expenses:

  Management fees--Note 3(a) ...............................       233,792           271,624          53,808           42,366
  Shareholder servicing fees ...............................        53,453             9,290              --               --
  Interest on line of credit utilized--Note 5 ..............            --                --              --            3,278
  Custodian fees ...........................................        12,539            12,533           7,898            5,939
  Transfer agent fees--Note 3(c) ...........................         2,500             2,500           2,500            2,500
  Shareholder reports ......................................        16,819             8,931           4,929            5,335
  Professional fees ........................................        13,817             9,201           3,230            2,607
  Trustees' fees ...........................................         5,625             5,625           5,625            5,625
  Miscellaneous ............................................         7,496             8,038           4,392            4,108
                                                                ----------        ----------      ----------       ----------
   Total Expenses ..........................................       346,041           327,742          82,382           71,758
                                                                ----------        ----------      ----------       ----------
NET INVESTMENT LOSS                                                (19,255)         (176,170)        (34,779)         (39,472)
                                                                ----------        ----------      ----------       ----------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
  Net realized gain on investments .........................     1,413,023         4,024,832       1,177,672          858,170
  Net change in unrealized appreciation (depreciation)
    on investments .........................................     4,786,718        (4,420,878)       (406,271)         387,238
                                                                ----------        ----------      ----------       ----------
  Net realized and unrealized gain (loss)
    on investments .........................................     6,199,741          (396,046)        771,401        1,245,408
                                                                ----------        ----------      ----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ..............................    $6,180,486        $ (572,216)     $  736,622       $1,205,936
                                                                ==========        ==========      ==========       ==========




                       See Notes to Financial Statements.

THE ALGER RETIREMENT FUND
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN CASH:
Cash flows from operating activities:
   Dividends received ..........................................    $    23,610
   Interest received ...........................................          8,828
   Interest paid ...............................................         (6,452)
   Operating expenses paid .....................................        (73,608)
   Purchase of investment securities ...........................     (8,802,973)
   Purchase of short-term securities, net ......................       (634,517)
   Proceeds from disposition of investment securities ..........      9,744,750
   Other .......................................................            800
                                                                    -----------
     Net cash provided by operating activities .................        260,438
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions paid ...........................................     (1,478,868)
  Proceeds from shares sold and distributions reinvested .......      3,209,698
  Payments on shares redeemed ..................................     (1,870,360)
  Decrease in bank loan payable ................................       (127,000)
                                                                    -----------
    Net cash used in financing activities ......................       (266,530)
                                                                    -----------
Net decrease in cash ...........................................         (6,092)
Cash--beginning of year .........................................        38,158
                                                                    -----------
Cash--end of year ...............................................   $    32,066
                                                                    ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations .........    $ 1,205,936
  Increase in investments ......................................        (28,917)
  Decrease in receivable for investment securities sold ........        579,279
  Decrease in dividends receivable .............................            152
  Decrease in payable for investment securities purchased ......       (243,102)
  Net realized gain on investments .............................       (858,170)
  Net increase in unrealized appreciation on investments .......       (387,238)
  Decrease in accrued expenses and other liabilities ...........         (9,003)
  Net decrease in other assets .................................          1,501
                                                                    -----------
  Net cash provided by operating activities ....................    $   260,438
                                                                    ===========


                       See Notes to Financial Statements.

THE ALGER RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                                                    MIDCAP          CAPITAL
                                                                 GROWTH          SMALL CAP          GROWTH        APPRECIATION
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                               ---------         ---------         ---------       ---------
Net investment loss ........................................   $   (19,255)      $  (176,170)     $  (34,779)      $  (39,472)
Net realized gain on investments ...........................     1,413,023         4,024,832       1,177,672          858,170
Net change in unrealized appreciation (depreciation)
  on investments ...........................................     4,786,718        (4,420,878)       (406,271)         387,238
                                                               -----------       -----------      ----------       ----------

Net increase (decrease) in net assets resulting
  from operations ..........................................     6,180,486          (572,216)        736,622        1,205,936
Distributions to Shareholders:
  Net realized gains .......................................    (3,068,529)       (2,665,137)     (2,238,027)      (1,478,868)
Net increase from shares of beneficial
  interest transactions--Note 6 ............................    14,161,744         1,675,769       1,732,580        1,339,209
                                                               -----------       -----------      ----------       ----------
  Total increase (decrease) ................................    17,273,701        (1,561,584)        231,175        1,066,277
Net Assets:
  Beginning of year ........................................    22,922,071        31,499,294       6,435,443        4,520,402
                                                               -----------       -----------      ----------       ----------
  End of year ..............................................   $40,195,772       $29,937,710      $6,666,618       $5,586,679
                                                               ===========       ===========      ==========       ==========
Undistributed net investment income (accumulated loss) .....   $  (114,232)      $  (675,733)     $ (247,678)      $ (430,980)
                                                               ===========       ===========      ==========       ==========

--------------------------------------------------------------------------------

THE ALGER RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 1997

                                                                                                    MIDCAP          CAPITAL
                                                                 GROWTH          SMALL CAP          GROWTH        APPRECIATION
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                               ---------         ---------         ---------       ---------
Net investment loss ........................................   $   (39,856)      $  (183,928)    $   (59,155)      $  (53,473)
Net realized gain on investments ...........................     3,114,186         2,873,373       2,320,462        1,541,633
Net change in unrealized appreciation (depreciation)
  on investments ...........................................     1,425,496         2,392,360        (384,563)        (303,678)
                                                               -----------       -----------      ----------       ----------
Net increase in net assets resulting
  from operations ..........................................     4,499,826         5,081,805       1,876,744        1,184,482
Distributions to Shareholders:

 Net realized gains ........................................    (1,975,055)       (4,300,802)     (2,483,218)      (1,016,205)
Net increase (decrease) from shares of beneficial
 interest transactions--Note 6 .............................     9,072,144           675,556      (2,684,006)      (2,351,246)
                                                               -----------       -----------      ----------       ----------
  Total increase (decrease) ................................    11,596,915         1,456,559      (3,290,480)      (2,182,969)
Net Assets:
 Beginning of year .........................................    11,325,156        30,042,735       9,725,923        6,703,371
                                                               -----------       -----------      ----------       ----------
 End of year ...............................................   $22,922,071       $31,499,294     $ 6,435,443       $4,520,402
                                                               ===========       ===========      ==========       ==========
Undistributed net investment income (accumulated loss) .....   $   (94,977)      $  (499,563)    $  (212,899)      $ (391,508)
                                                               ===========       ===========      ==========       ==========



                       See Notes to Financial Statements.

THE ALGER RETIREMENT FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

      The Alger Retirement Fund (the "Fund"), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company and currently issues four classes of shares of beneficial interest --Growth Portfolio, Small Cap Portfolio, MidCap Growth Portfolio and Capital Appreciation Portfolio (the "Portfolios"). The investment objective of each Portfolio is long-term capital appreciation. Each Portfolio seeks to achieve its objective by investing primarily in equity securities.

NOTE 2--Significant Accounting Policies:

      (a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

      Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

      Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

      (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      (c) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date. With respect to all Portfolios, dividends from net investment income and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

      (d) FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

      (e) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them. Organizational expenses are being amortized from the date operations commenced over a five year period.

      (f) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--Investment Management Fees and Other Transactions with Affiliates:

      (a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

     Growth Portfolio ...................................          .75%
     Small Cap Portfolio ................................          .85
     MidCap Growth Portfolio ............................          .80
     Capital Appreciation Portfolio .....................          .85

      (b) BROKERAGE COMMISSIONS: During the year ended October 31, 1998, the Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio and the Capital Appreciation Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc."), the Fund's distributor, commissions of $90,047, $98,978, $26,725 and $15,330, respectively, in connection with securities transactions.

      (c) TRANSFER AGENT FEES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1998, each Portfolio incurred fees of $2,500 for services provided by Alger Services.

      (d) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. At October 31, 1998, Alger Management and its affiliates owned 790,316 shares, 313,158 shares, 750,218 shares and 573,982 shares of the Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio and the Capital Appreciation Portfolio, respectively.

NOTE 4--Securities Transactions:

      The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 1998:

                                                       PURCHASES       SALES
                                                       ---------       -----

Growth Portfolio ................................     $45,305,778   $36,885,466
Small Cap Portfolio .............................      51,387,228    52,957,481
MidCap Growth Portfolio .........................      11,548,398    12,255,424
Capital Appreciation Portfolio ..................       8,559,871     9,163,585

Note 5--Lines of Credit:

      The Capital Appreciation Portfolio has both committed and uncommitted lines of credit with banks where it may borrow up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Portfolio borrows under these lines, the Capital Appreciation Portfolio must pledge securities with a total value of at least twice the amount borrowed. Such borrowings have variable interest rates and are payable on demand. For the year ended October 31, 1998, the Capital Appreciation Portfolio had borrowings which averaged $49,890 at a weighted average interest rate of 6.58%.

Note 6--Share Capital:

     The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four classes of shares.

      During the year ended October 31, 1998, transactions of shares of beneficial interest were as follows:

                                                        SHARES         AMOUNT
                                                        ------         ------
Growth Portfolio
  Shares sold                                        1,675,676      $20,656,143
  Dividends reinvested                                 234,212        3,061,151
                                                     ---------      -----------
                                                     1,909,888       23,717,294
  Shares redeemed                                     (785,459)      (9,555,550)
                                                     ---------      -----------
  Net increase                                       1,124,429      $14,161,744
                                                     =========      ===========

Small Cap Portfolio
  Shares sold                                          548,888      $10,042,134
  Dividends reinvested                                 135,827        2,664,934
                                                       684,715       12,707,068
  Shares redeemed                                     (605,971)     (11,031,299)
                                                     ---------      -----------
  Net increase                                          78,744      $ 1,675,769
                                                     =========      ===========

MidCap Growth Portfolio
  Shares sold                                           67,899      $   636,842
  Dividends reinvested                                 225,973        2,207,761
                                                     ---------      -----------
                                                       293,872        2,844,603
  Shares redeemed                                     (105,276)      (1,112,023)
                                                     ---------      -----------
  Net increase                                         188,596      $ 1,732,580
                                                     =========      ===========

Capital Appreciation Portfolio
  Shares sold                                          195,667      $ 1,756,200
  Dividends reinvested                                 154,943        1,453,369
                                                     ---------      -----------
                                                       350,610        3,209,569
  Shares redeemed                                     (194,575)      (1,870,360)
                                                     ---------      -----------
 Net increase                                          156,035      $ 1,339,209
                                                     =========      ===========

      During the year ended October 31, 1997, transactions of shares of beneficial interest were as follows:

                                                       SHARES         AMOUNT
                                                       ------         ------
Growth Portfolio
  Shares sold                                        1,343,787      $13,575,916
  Dividends reinvested                                 192,126        1,975,054
                                                     ---------      -----------
                                                     1,535,913       15,550,970
  Shares redeemed                                     (624,471)      (6,478,826)
                                                     ---------      -----------
  Net increase                                         911,442      $ 9,072,144
                                                     =========      ===========

Small Cap Portfolio
  Shares sold                                          617,566      $11,165,492
  Dividends reinvested                                 268,632        4,300,803
                                                     ---------      -----------
                                                       886,198       15,466,295
  Shares redeemed                                     (817,952)     (14,790,739)
                                                     ---------      -----------
  Net increase                                          68,246      $   675,556
                                                     =========      ===========

MidCap Growth Portfolio
  Shares sold                                           21,594      $   305,835
  Dividends reinvested                                 246,596        2,483,217
                                                     ---------      -----------
                                                       268,190        2,789,052
  Shares redeemed                                     (373,350)      (5,473,058)
                                                     ---------      -----------
  Net decrease                                        (105,160)     $(2,684,006)
                                                     =========      ===========
Capital Appreciation Portfolio
  Shares sold                                           35,643      $   370,227
  Dividends reinvested                                 111,426        1,016,205
                                                     ---------      -----------
                                                       147,069        1,386,432
  Shares redeemed                                     (359,545)      (3,737,678)
                                                     ---------      -----------
  Net decrease                                        (212,476)     $(2,351,246)
                                                     =========      ===========


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


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of The Alger Retirement Fund:

      We have audited the accompanying statements of assets and liabilities of The Alger Retirement Fund (a Massachusetts business trust comprising, respectively, the Alger Growth Retirement Portfolio, Alger Small Cap Retirement Portfolio, Alger MidCap Growth Retirement Portfolio, and Alger Capital Appreciation Retirement Portfolio), including the schedules of investments, as of October 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period ended October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Retirement Fund as of October 31, 1998, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period ended October 31, 1994, in conformity with generally accepted accounting principles.

                                                  ARTHUR ANDERSEN LLP

New York, New York
December 11, 1998


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